Exhibit 99.3

Exchange-Traded Nationwide Banks With Total Assets $10 Billion—$15 Billion¹
Financials as of June 30, 2018 unless otherwise noted				Market Data (as of 10/10/2018)								YTD Profitability			Balance Sheet Ratios
Company Name	City, St	Ticker	Total Assets ($mm)	Mkt Cap ($mm)	Stock Price ($)	Price/ Tang. Book Value (%)	Price/ YTD Ann. EPS (x)	Price/ Est. 2018 EPS (x)	Price/ Est. 2019 EPS (x)	Div. Yield (%)	1 Yr Price Change (%)	YTD Eff. Ratio (%)	YTD NIM (%)	YTD ROAA (%)	TCE/ TA (%)	CRE Conc. Ratio (%)	Loan/ Dpts (%)	NP As/ Assets (%)
Home BancShares, Inc.	Conway, AR	HOMB	14,924	3,794	21.72	289	12.6	12.3	11.3	2.2	(15.6)	37	4.43	2.09	9.4	286	102	0.49
Hope Bancorp, Inc.	Los Angeles, CA	HOPE	14,870	2,099	16.15	149	10.9	11.1	10.5	3.5	(10.3)	49	3.61	1.37	9.9	348	100	1.02
First Midwest Bancorp, Inc.	Chicago, IL	FMBI	14,818	2,746	26.62	243	21.8	16.3	13.0	1.7	13.0	59	3.82	0.88	8.0	210	95	0.46
South State Corporation	Columbia, SC	SSB	14,566	2,954	80.50	232	17.9	14.2	13.5	1.7	(13.3)	56	4.20	1.14	9.5	215	93	0.29
First Financial Bancorp.	Cincinnati, OH	FFBC	13,920	2,860	29.21	265	17.4	13.2	12.4	2.7	10.0	53	3.99	1.17	8.4	219	88	0.46
Hilltop Holdings Inc.	Dallas, TX	HTH	13,689	1,891	19.99	116	16.7	13.3	11.6	1.4	(24.0)	88	3.47	0.89	12.1	148	109	0.34
Trustmark Corporation	Jackson, MS	TRMK	13,525	2,294	33.92	193	15.0	15.1	14.7	2.7	0.2	66	3.49	1.13	9.1	205	82	0.76
Union Bankshares Corporation	Richmond, VA	UBSH	13,066	2,541	38.51	232	19.9	15.1	13.2	2.4	7.9	56	3.73	0.98	8.9	309	95	0.38
Columbia Banking System, Inc.	Tacoma, WA	COLB	12,629	2,792	38.10	243	17.0	15.4	14.1	2.7	(9.6)	55	4.26	1.30	9.7	191	81	0.73
United Community Banks, Inc.	Blairsville, GA	UCBI	12,386	2,165	27.36	206	14.1	12.8	11.6	2.2	(4.5)	55	3.82	1.27	8.7	199	83	0.58
Great Western Bancorp, Inc.	Sioux Falls, SD	GWB	12,009	2,467	41.87	231	10.7	14.1	12.5	2.4	2.5	47	3.92	1.31	9.5	238	98	1.42
International Bancshares Corporation	Laredo, TX	IBOC	11,989	2,828	42.76	177	13.3	—	—	2.0	1.7	51	3.77	1.80	13.6	180	74	0.77
Berkshire Hills Bancorp, Inc.	Boston, MA	BHLB	11,902	1,842	40.55	200	15.7	14.6	13.4	2.2	3.7	59	3.44	1.02	8.1	226	100	0.31
Glacier Bancorp, Inc.	Kalispell, MT	GBCI	11,898	3,703	43.81	327	21.9	19.5	17.9	2.4	16.1	55	4.11	1.50	9.8	200	85	0.83
Cadence Bancorporation	Houston, TX	CADE	11,306	2,079	24.86	193	12.0	12.3	10.7	2.4	8.9	49	3.62	1.57	9.8	94	97	0.58
Heartland Financial USA, Inc.	Dubuque, IA	HTLF	11,302	1,981	57.53	244	17.8	15.2	13.3	1.0	13.9	67	4.22	1.00	7.5	188	79	0.61
Ameris Bancorp	Moultrie, GA	ABCB	11,191	2,131	44.86	262	24.4	13.6	10.5	0.9	(12.1)	57	3.90	0.88	7.7	280	98	0.86
Customers Bancorp, Inc.	Wyomissing, PA	CUBI	11,093	737	23.28	105	9.0	8.7	7.5	0.0	(29.6)	61	2.63	0.91	6.3	440	125	0.35
WesBanco, Inc.	Wheeling, WV	WSBC	10,947	2,348	43.03	231	14.6	13.9	13.1	2.7	1.3	54	3.39	1.28	8.4	210	89	0.39
TowneBank	Portsmouth, VA	TOWN	10,832	2,184	30.51	226	18.2	15.2	13.9	2.1	(12.5)	63	3.60	1.22	9.4	250	102	0.47
Community Bank System, Inc.	De Witt, NY	CBU	10,633	3,134	61.33	353	18.6	19.2	19.0	2.5	9.1	57	3.69	1.58	8.6	82	73	0.26
Renasant Corporation	Tupelo, MS	RNST	10,544	2,334	39.73	212	13.9	13.1	11.7	2.0	(7.9)	60	4.14	1.38	9.3	242	96	0.38
CenterState Bank Corporation	Winter Haven, FL	CSFL	10,537	2,616	27.38	261	16.9	13.5	12.2	1.5	0.1	51	4.41	1.32	8.9	282	86	0.37
Banner Corporation	Walla Walla, WA	BANR	10,379	1,964	60.62	198	16.0	16.2	14.4	2.5	(2.1)	66	4.34	1.20	9.8	286	91	0.27
Banc of California, Inc.	Santa Ana, CA	BANC	10,319	945	18.65	140	37.3	28.4	15.6	2.8	(9.5)	75	2.97	0.46	6.6	291	99	0.28

Exchange-Traded Nationwide Banks With Total Assets $10 Billion—$15 Billion¹
Financials as of June 30, 2018 unless otherwise noted				Market Data (as of 10/10/2018)								YTD Profitability			Balance Sheet Ratios
Company Name	City, St	Ticker	Total Assets ($mm)	Mkt Cap ($mm)	Stock Price ($)	Price/ Tang. Book Value (%)	Price/ YTD Ann. EPS (x)	Price/ Est. 2018 EPS (x)	Price/ Est. 2019 EPS (x)	Div. Yield (%)	1 Yr Price Change (%)	YTD Eff. Ratio (%)	YTD NIM (%)	YTD ROAA (%)	TCE/ TA (%)	CRE Conc. Ratio (%)	Loan/ Dpts (%)	NP As/ Assets (%)
Independent Bank Group, Inc.	McKinney, TX	IBTX	10,017	2,024	66.40	263	16.3	14.4	12.1	0.8	7.4	49	4.01	1.32	8.3	394	102	0.17
		High	14,924	3,794	—	353	37.3	28.4	19.0	3.5	16.1	88	4.43	2.09	13.6	440	125	1.42
		Low	10,017	737	—	105	9.0	8.7	7.5	0.0	(29.6)	37	2.63	0.46	6.3	82	73	0.17
		Mean	12,127	2,364	—	223	16.9	14.8	13.0	2.0	(2.1)	57	3.81	1.23	9.1	239	93	0.53
		Median	11,900	2,314	—	231	16.5	14.2	13.0	2.2	0.2	56	3.82	1.24	9.0	223	95	0.46
First Interstate BancSystem, Inc.	Billings, MT	FIBK	12,236	2,781	45.90	278	16.5	15.6	14.0	2.4	18.1	59	3.78	1.29	8.2	185	78	0.75

Note:

1:	First BanCorp. (NYSE: FBP) removed due to elevated NPAs / Assets of 8.19%

Financials not adjusted to reflect pending or recently completed acquisitions. Market cap reflects shares issued in transactions which have closed since June 30, 2018

Source: S&P Global Market Intelligence, excludes targets of announced mergers